                                                                      Exhibit 31

                     CERTIFICATION PURSUANT TO SECTION 302 OF
                          THE SARBANES-OXLEY ACT OF 2002

I, David L. Derfelt, certify that:

1.   I have reviewed  this annual  report on Form 10-K,  and all reports on Form
     8-K  containing  distribution  or  servicing  reports  filed in  respect of periods  included  in the year  covered by this  annual  report of Navistar
     Financial Dealer Note Master Trust;

2.   Based on my knowledge,  the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material  fact  necessary  to make  the  statements  made,  in light of the circumstances  under which such  statements were made, not misleading as of the last day of the period covered by this annual report;

3.   Based on my knowledge,  the distribution or servicing  information required to be  provided  to the  trustee  by the  Servicer  under the  pooling  and servicing  agreement,  for inclusion in these reports, is included in these reports;

4.   Based on my knowledge and upon the annual compliance  statement included in the report and required to be delivered to the trustee in  accordance  with the terms of the pooling and servicing  agreement,  and except as disclosed in the reports,  the  Servicer has  fulfilled  its  obligations  under that agreement; and

5.   The reports disclose all instances of  material non-compliance  relating to the Servicer's  compliance with the minimum servicing standards based upon the report provided by an independent public accountant as set forth in the
     Pooling and Servicing Agreement, that is included in these reports.

6.   In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Master Trust Trustee.

     January 30, 2009                By:/s/  DAVID L.DERFELT
                                             David L. Derfelt
                                             V.P., and Controller
                                             (Principal Accounting Officer)